Exhibit 99.1

Zymeworks Announces Five Presentations at the American Association for Cancer Research (AACR) Annual Meeting 2021

Vancouver, Canada (March 10, 2021) – Zymeworks Inc. (NYSE: ZYME), a clinical-stage biopharmaceutical company developing multifunctional biotherapeutics, today announced the acceptance of five abstracts for poster presentation at the upcoming American Association for Cancer Research (AACR) Annual Meeting 2021 taking place virtually from April 10 – 15, 2021.

The poster presentations will be available on Saturday, April 10 at 8:30 am ET on the conference website as well as the Zymeworks website.

Presentation Details

Title: PROTECT™, a novel antibody platform for integrating tumor-specific immune modulation and enhancing the therapeutic window of targeted multispecific biologics

Abstract: 924

Session Category: Experimental and Molecular Therapeutics

Session Title: Antibody Technologies

Title: Increasing the therapeutic index of IL-12 by engineering for tumor-specific protease activation

Abstract: 1788

Session Category: Immunology

Session Title: Modifiers of the Tumor Microenvironment

Title: Understanding the geometry and valency of bispecific antibodies in the optimization of tumor-dependent activation of 4-1BB

Abstract: 1737

Session Category: Immunology

Session Title: Immunomodulatory Agents and Interventions

Title: Super-resolution imaging studies of zanidatamab: providing insights into its bispecific mode of action

Abstract: 1032

Session Category: Experimental and Molecular Therapeutics

Session Title: Cellular Responses to Anticancer Drugs

Title: The bispecific antibody zanidatamab’s (ZW25’s) unique mechanisms of action and durable anti-tumor activity in HER2-expressing cancers

Abstract: 1005

Session Category: Experimental and Molecular Therapeutics

Session Title: Cellular Responses to Anticancer Drugs

About Zymeworks Inc.

Zymeworks is a clinical-stage biopharmaceutical company dedicated to the development of next-generation multifunctional biotherapeutics. Zymeworks’ suite of therapeutic platforms and its fully integrated drug development engine enable precise engineering of highly differentiated product candidates. Zymeworks’ lead clinical candidate, zanidatamab (ZW25), is a novel Azymetric™ bispecific antibody which has been granted Breakthrough Therapy designation by the FDA and is currently enrolling in a pivotal clinical trial for refractory HER2-amplified biliary tract cancer (HERIZON-BTC-01) as well as several Phase 2 clinical trials for HER2-expressing gastroesophageal and breast cancers. Zymeworks’ second clinical candidate, ZW49, is a novel bispecific HER2-targeting antibody-drug conjugate currently in Phase 1 clinical development and combines the unique design and antibody framework of zanidatamab with Zymeworks’ proprietary ZymeLink™ linker and cytotoxin. Zymeworks is also advancing a deep preclinical pipeline in oncology (including immuno-oncology agents) and other therapeutic areas. In addition, its therapeutic platforms are being leveraged through strategic partnerships with nine biopharmaceutical companies. For additional information about Zymeworks, visit www.zymeworks.com and follow @ZymeworksInc on Twitter.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, or collectively, forward-looking statements. Forward-looking statements in this news release include, but are not limited to, statements that relate to Zymeworks’ clinical and preclinical development of its product candidates, related clinical trials, and other information that is not historical information. When used herein, words such as “will”, “may”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation, market conditions and the factors described under “Risk Factors” in Zymeworks’ Annual Report on Form 10-K for its fiscal year ended December 31, 2020 (a copy of which may be obtained at www.sec.gov and www.sedar.com). Consequently, forward-looking statements should be regarded solely as Zymeworks’ current plans, estimates and beliefs. Investors should not place undue reliance on forward-looking statements. Zymeworks cannot guarantee future results, events, levels of activity, performance or achievements. Zymeworks does not undertake and specifically declines any obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events, except as may be required by law.

Contacts:

Investor Inquiries:

Ryan Dercho, Ph.D.

(604) 678-1388

ir@zymeworks.com

Tiffany Tolmie

(604) 678-1388

ir@zymeworks.com

Media Inquiries:

Mary Klem

(604) 678-1388

media@zymeworks.com